UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  X
Filed by a Party other than the Registrant __
Check the appropriate box:
 X       Preliminary Proxy Statement
 _       Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
 _       Definitive Proxy Statement
 _       Definitive Additional Materials
 _       Soliciting Material Pursuant toss. 240.14a-12

                        American Church Mortgage Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X        No fee required.
_ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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_    Fee paid previously with preliminary materials.

_ Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
     paid   previously.   Identify  the  previous  filing  by  registration
     statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                                                                     PRELIMINARY
                                                                 Proxy Materials

                        AMERICAN CHURCH MORTGAGE COMPANY
                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343
                                 (952) 945-9455

                                  April 1, 2004

Dear Shareholder:

     You are invited to attend the 2004 Annual Meeting of Shareholders of American Church Mortgage Company to be held at 10237 Yellow Circle Drive, Minnetonka, Minnesota on May 28, 2004 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. After the business of the meeting has been concluded, shareholders will be given an opportunity to ask appropriate questions.

     The items requiring shareholder approval are election of Directors, approval of certain amendments to our Bylaws, and ratification of the appointment of our independent auditors for the year 2004. We recommend that you vote for each of these proposals, which are set forth in more detail in the accompanying proxy statement.

     Approval of the amendments to our Bylaws requires the affirmative vote of holders of a majority of our shares. Your vote is very important and we urge you to complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying proxy statement or to vote in person if you wish to attend the annual meeting and vote personally.

                                            Sincerely,

                                            AMERICAN CHURCH MORTGAGE COMPANY

                                            /s/ Philip J. Myers
                                            -----------------------------------
                                            Philip J. Myers
                                            President

                        AMERICAN CHURCH MORTGAGE COMPANY
                                -----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 28, 2004
                                  AT 10:00 A.M.

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at ACMC's office at 10237 Yellow Circle Drive, Minnetonka, Minnesota, at 10:00 a.m., local time, on May 28, 2004.

     This meeting is being held for the following purposes:

     1. To elect five (5) persons to serve as directors until the next annual election and until their successors are duly elected and qualified.

     2.   To amend the Company's Bylaws in certain technical respects.

     3. To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as our independent auditors for the year ending December 31, 2004.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 31, 2004 will be entitled to notice of or to vote at the meeting or any adjournment thereof. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

     Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

     For ten days prior to the meeting a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during normal business hours at the our offices.

                       By Order of the Board of Directors
                       /s/ Philip J. Myers
                           Philip J. Myers, Secretary

Minneapolis, Minnesota
April 9, 2004

-------------------------------------------------------------------------------
                 WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL
               MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE
                               ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

                        AMERICAN CHURCH MORTGAGE COMPANY

                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343
                                 (952) 945-9455
                                 ---------------

                                 PROXY STATEMENT
                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 28, 2004

     This proxy statement and the accompanying proxy card are being mailed, beginning on April 9, 2004 to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2004 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the annual meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the annual meeting.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                         4
PROPOSAL 1: ELECTION OF DIRECTORS                                           7
HOW DOES THE BOARD OPERATE?                                                 9
HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED?                               9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                    10
PROPOSAL 2: AMENDMENT OF BYLAWS                                            11
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS                       12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT             14
PROPOSAL 3: APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS                15
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS          15
OTHER MATTERS                                                              15

EXHIBIT A                                                                 A-1

                               GENERAL INFORMATION

     The questions and answers set forth below provide general information regarding this proxy statement and our annual meeting of shareholders.

When are our annual report to shareholders and this proxy statement first being sent to shareholders?

     This proxy statement is being sent to shareholders beginning on April 9, 2004. The Company's 2003 Annual Report to Shareholders including, but not limited to, the balance sheets as of December 31, 2003 and 2002 and the related statements of operations and cash flows for the three years ended December 31, 2003, accompanies the proxy statement. The Company will provide without charge to any shareholder solicited hereby, upon written request of such shareholder, a copy of its Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission. Requests should be directed to Secretary, American Church Mortgage Company, 10237 Yellow Circle Drive, Minneapolis, Minnesota 55343.

What am I voting on?

     1. The election of five Board members, each for a one-year term or until their successors are elected.

     2.   The amendment of the Company's Bylaws in certain technical respects.

     3. The ratification of the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the our independent auditor.

Who is entitled to vote at the annual meeting and how many votes do they have?

     Common shareholders of record at the close of business on March 31, 2004 may vote at the annual meeting. Each share has one vote. There were [_________] common shares outstanding on March 31, 2004.

How do I vote?

     You must be present, or represented by proxy, at the annual meeting in order to vote your shares. Since many of our shareholders are unable to attend the annual meeting in person, we send proxy cards to all of our shareholders to enable them to vote.

What is a proxy?

     A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the annual meeting without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by your proxy as you instruct on your returned proxy card.

By completing and returning the proxy card, whom am I designating as my proxy?

     You will be designating Philip J. Myers and Scott J. Marquis as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

     Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on business matters, your proxy will vote "FOR" the election of Philip J. Myers, Kirbyjon H. Caldwell, Robert O. Naegele, Jr., Dennis Doyle and Michael G. Holmquist as Directors, "FOR" the approval of the amendments to our Bylaws, and "FOR" the ratification of the appointment of our independent auditors. If you do not complete and return your proxy or vote in person, your failure to vote will be considered a vote "FOR" the election of our Board of Directors, an abstention with regard to the proposed amendment to our Bylaws and a vote "FOR" the ratification of the appointment of our independent auditors. We do not intend to bring any other matters for a vote at the annual meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the annual meeting.

How do I vote using my proxy card?

     Other than attending the annual meeting and voting in person, you must vote by mail. To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

How do I revoke my proxy?

     You may revoke your proxy at any time before your shares are voted at the annual meeting by:

o Notifying our Corporate Secretary, Philip J. Myers, in writing at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, that you are revoking your proxy;

o    Executing a later-dated proxy card; or

o    Attending and voting by ballot at the annual meeting.

Is my vote confidential?

         Yes, only certain of our officers will have access to your card.

Who will count the votes?

         An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

What constitutes a quorum?

     As of March 31, 2004, [_______] of our common shares were issued and outstanding. The holders of one-third (1/3) of the shares outstanding and entitled to vote, represented either in person or by proxy, constitute a quorum for the transaction of business. If you sign and return your proxy card, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the annual meeting, the shareholders present in person or, by proxy may adjourn the meeting to a date not more than 120 days after May 28, 2004, until a quorum is present.

How will my vote be counted?

     With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

     With respect to the proposed amendments to our Bylaws, votes may be cast in favor or against the proposed amendments, or you may abstain from the vote. If you abstain from the vote or do not return your proxy card, your abstention or non-vote will have the same effect as a vote against the proposed amendment. Since the proposed amendment to our Bylaws requires the approval of the holders of a majority of our outstanding shares, it is very important that you return your proxy card so that your vote is counted.

     With respect to approval of and appointment of our independent auditors, votes may be cast for or against the proposal or the proxy may be instructed to abstain. Abstaining or not returning your proxy is considered a "Yes" vote.

What percentage of the Company's common shares do the directors and executive officers own?

     Our Board and executive officers beneficially owned [___%] of our common shares as of March 31, 2004. (See the discussion under the heading "Security Ownership of Certain Beneficial Owners and Management" for more details.)

Who is soliciting my proxy, how is it being solicited and who pays the cost?

     American Church Mortgage Company is soliciting your proxy. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile.

     Computershare Trust Company, Inc., our transfer agent, will be assisting us for a fee of approximately $4,900.00, plus out-of-pocket expenses. American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

Who is our largest shareholder?

     We have no shareholders who beneficially owned more than 5% of our stock as of March 31, 2004.

When are shareholder proposals for the year 2005 shareholder meeting due?

     Shareholder proposals to be presented at the 2005 Annual Meeting must be submitted in writing by January 3, 2005 to Philip J. Myers, President, at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading "Shareholder Proposals for the 2005 Annual Meeting of Shareholders" and "Election of Directors" for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Pursuant to our Bylaws, the Board has fixed at five (5) the number of directors to be elected at the annual meeting. Unless otherwise indicated thereon, the proxy holders will vote for the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board. If any nominee is unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

     The five (5) nominees who receive the highest number of votes will be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE BOARD NOMINEES LISTED BELOW.

Nominees

     The following table sets forth certain information regarding the nominees.

Name                             Age                          Biographical Summary                         Director
----                             ---                          --------------------                         ---------
                                                                                                             Since

Philip J. Myers                   47    Mr. Myers has been our President,  Treasurer and Secretary since     2001
                                        April 2001 and a director of the  Company  since  October  2001.
                                        He has also served as President,  Treasurer,  shareholder  and a director of our Advisor,  Church Loan Advisors, Inc. since 1994,
                                        President,   Secretary,  and  a  director  of  our  underwriter,
                                        American  Investors  Group,  Inc.  since 1996, and of its parent company,  Apostle  Holdings Corp. since 2000. Mr. Myers has been an  officer  of the  underwriter  and has  engaged  directly  in church  mortgage  lending  since 1989. He earned his bachelor of arts  degree  in  political  science  in  1977  from  the  State
                                        University  of New  York  at  Binghamton  and his  juris  doctor degree from the State  University of New York at Buffalo  School of Law in  1980.  From  1980 to 1982,  Mr.  Myers  served  as an attorney  in the  Division  of  Market  Regulation  of the  U.S.
                                        Securities  and Exchange  Commission  in  Washington,  D.C. and,
                                        from  1982  to  1984,  as  an  attorney  with  the  Division  of
                                        Enforcement  of the  Securities  and Exchange  Commission in San
                                        Francisco.  From August 1984 to January 1986, he was employed as an attorney with the San Francisco law firm of Wilson,  Ryan and


                                       7

                                        Compilongo   where  he   specialized   in   corporate   finance,
                                        securities  and  broker-dealer  matters.  From  January  1986 to
                                        January  1989,  Mr. Myers was Senior Vice  President and General
                                        Counsel of Financial Planners Equity  Corporation,  a 400 broker securities dealer formerly located in Marin County,  California.
                                        He became  affiliated  with American  Investors  Group,  Inc. in
                                        1989.  He is a  member  of the New  York,  California  (inactive status) and Minnesota  State Bar  Associations.  Mr. Myers holds
                                        General   Securities   Representative   and  General  Securities
                                        Principal  licenses with the National  Association of Securities
                                        Dealers, Inc.

Kirbyjon H. Caldwell              50    Mr.  Caldwell  has  served  as an  independent  director  of the     1994
                                        Company  since  September  1994.  He has been  Senior  Pastor of
                                        Windsor Village United Methodist Church in Houston,  Texas since
                                        January   1982.   The   membership   of   Windsor   Village   is
                                        approximately  14,400.  Mr. Caldwell received his B.A. degree in
                                        Economics  from Carlton  College  (1975),  an M.B.A.  in Finance from the  University of  Pennsylvania's  Wharton  School (1977),
                                        and his Masters in Theology from Southern  Methodist  University
                                        School  of  Theology  (1981).  He is a member  of the  Boards of
                                        Directors  of  JP  Morgan  Chase--Texas,  Continental  Airlines,
                                        National  Children's  Defense Fund,  Baylor College of Medicine,
                                        Greater Houston  Partnership and the American Cancer Society. He
                                        is also the founder and member of several  foundations and other community development organizations.


Robert O. Naegle, Jr.             64    Mr.  Naegele  has  served  as an  independent  director  of  the     1994
                                        Company  since  September  1994.  Mr.   Naegele's   professional
                                        background  includes  advertising,  real estate  development and consumer  products  with a special  interest in  entrepreneurial ventures and small developing  companies.  Most recently, he led a group of investors to apply for, and receive an NHL  expansion franchise,  the  Minnesota  Wild,  which  began play in the Xcel
                                        Energy Center in St. Paul, Minnesota, in October 2000.


Dennis J. Doyle                   51    Mr. Doyle has served as an  independent  director of the Company     1994
                                        since 1994.  September 1994. He is the majority  shareholder and

                                       8

                                        co-founder of Welsh Companies,  Inc., Minneapolis,  Minnesota, a
                                        full-service   real   estate   company   involved   in  property
                                        management,   brokerage,   investment  sales,  construction  and
                                        commercial  development.  Welsh  Companies was co-founded by Mr.
                                        Doyle in 1980,  and has over  350  employees.  Mr.  Doyle is the recipient  of numerous  civic  awards  relating to his  business skills.  He also is a member of the post board of  directors  of
                                        Rottlund Homes and Hope For The City.


Michael G. Holmquist              54    Mr.  Holmquist  has  served as an  independent  director  of the     2003
                                        Company  since  July 17,  2003.  Mr.  Holmquist  is a  Certified
                                        Public  Accountant  practicing  from his  office  in  Deephaven,
                                        Minnesota.  He  entered  the  public  accounting  field in 1977.
                                        Prior to entering the  accounting  field he worked for two years as a public  school  teacher  and served  four years in the U.S.
                                        Coast  Guard.  He is a  graduate  of St.  Olaf  College  and has taken  additional  studies in  accounting  and income tax at the
                                        University   of  Minnesota.   Mr.   Holmquist  was  an  original
                                        incorporator of American  Investors Group and an employee of the
                                        firm  from  1986-1989.   He  participated  in  establishing  the
                                        firm's  church bond  underwriting  department  and has extensive additional  experience in church  auditing.  Mr.  Holmquist is a member  of the  American  Institute  of CPAs  and the  Minnesota
                                        Society of CPAs.

How does the Board operate?

         During 2002, the Board of Directors had four meetings. All Directors attended 75% or more of the meetings.

     The Board has no audit committee, compensation committee, nominating or executive committee. The Company's Board of Directors has determined that each of Dennis J. Doyle, Kirbyjon H. Caldwell, Robert O. Naegele, Jr. and Michael G. Holmquist are "independent," as that term is defined in NASAA REIT Guidelines and in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. Accordingly, the Board is composed of a majority of independent directors.

How are directors compensated?

     We pay each independent director $500 for each board meeting attended ($400 for telephonic meetings), limited to $2,500 per year. In addition, we reimburse directors for travel expenses incurred in connection with their duties as our directors. As a non-independent director, Philip J. Myers receives no compensation or reimbursements in connection with his service on our Board of Directors.

     The Company has not adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company. Since inception, the Company has not had employees and the Company's activities have been directed by the Advisor. In addition, the Company's and the Advisor's activities have been governed by the Company's Bylaws and the Advisory Agreement. Both of these documents comply with the NASAA REIT Guidelines which include substantive limitations on, among other things, conflicts of interest and related party transactions.

Qualifications of Candidates for Election to the Board

     The Company's Directors take a critical role in guiding the Company's strategic direction. Since 1994, we have had very little turnover on the Board. See "Election of Directors." When Board candidates are considered, they are evaluated based upon their ability to qualify as independent directors under
Section 3.3 of the Company's Bylaws and other various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity in judgment. In addition, director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly-qualified and productive public company directors.

Process for Identifying and Evaluating Candidates for Election to the Board

     Management of the Company will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommend to the full Board the Directors the persons to be nominated for election at each Annual Meeting of Shareholders of the Company. In the case of incumbent directors, the Board reviews such directors' overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the applicable independence standards. In the case of any new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board determines whether the candidate meets the applicable independence standards and the level of the candidate's financial expertise. Any new candidates would be interviewed by the management of the Company and, if appropriate, then by all members of the Board. The full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Shareholder Nominations

     Shareholders may nominate Director candidates for consideration by management of the Company by writing to Philip J. Myers and providing to Mr. Myers the candidate's name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer's business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as reasonably available and sufficient to evaluate the minimum qualifications stated above under the section of this proxy statement entitled "- Qualifications of Candidates for Election to the Board." The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Written notice must be given at least 120 days before the date of the next Annual Meeting of Shareholders. If a shareholder nominee is eligible, and if the nomination is proper, management then will deliberate and make its recommendation to the Board of Directors.

Communications with the Board

     Shareholders can communicate directly with the Board by writing to Mr. Philip J. Myers or by calling Mr. Myers at (952) 945-9455 (x126) or via e-mail at phil@amerinvest.com. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

Section 16(a) beneficial ownership reporting compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of our common stock and other equity securities with the Securities and Exchange Commission. Executive Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the Company's knowledge, all of its directors and executive officer filed in a timely manner all such reports.

                                   PROPOSAL 2
                               AMENDMENT OF BYLAWS

     As a real estate investment trust (REIT), we are subject to the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association (the REIT Guidelines). The REIT Guidelines contain particular requirements for the contents and provisions of REIT's governing documents, including their Articles of Incorporation and Bylaws.

     When we qualify our securities in various states in connection with our public offerings of common stock and debt securities, the securities administrators of those states compare our Bylaws against the REIT Guidelines. In the course of these state qualifications we have come to learn that in various technical aspects, our Bylaws do not comply with the REIT Guidelines.

     Pursuant to Proposal 2, our Board of Directors is requesting our shareholders to approve certain technical amendments to our Bylaws. These amendments to the Bylaws will bring our governing documents into more strict compliance with the requirements of the REIT Guidelines. The proposed amendments to the Bylaws may be summarized as follows:

     1. Addition of Definition of REIT: The REIT Guidelines require that our Bylaws contain a definition of "Real Estate Investment Trust" and "REIT." This proposal would add such definition to the Glossary Section of the Bylaws.

     2. Conflict of Interest Provisions Applicable to Sponsor: The REIT Guidelines require that a REIT have a "Sponsor." In connection with our organization, our Sponsor was required to purchase 10% of the REIT's equity interests, up to a maximum of $200,000. The proposed Bylaws amendments state that Apostle Holdings Corp., a corporation wholly-owned by Philip J. Myers, is our Sponsor.

     The REIT Guidelines further require that our Bylaws contain certain protective provisions in the event that we engage in transactions with our Sponsor that may give rise to a conflict of interest. Therefore, the amendments to the Bylaws:

     o prohibit the Sponsor from voting on certain matters submitted to the shareholders (Section 2.5);

     o require us to obtain an appraisal from an independent expert if we provide a loan to the Sponsor (Section 3.11(e));

     o prohibit us from obtaining a loan from the Sponsor unless our Board of Directors (including a majority of our independent directors) approves the transaction as being fair, competitive and commercially reasonable and no less favorable to us than loans between unaffiliated parties under the same circumstances (Section 3.11(e));

     o prohibit us from making or investing in mortgage loans that are subordinate to any mortgage or equity interest of the Sponsor;

     o prohibit us from issuing options or warrants to the Sponsor in most circumstances (Section 3.19(i);

     o prohibit us from allowing the Sponsor to acquire assets from us unless approved by a majority of our directors (including a majority of our independent directors) as being fair and reasonable to us (Section 3.19(l));

     o prohibit us from acquiring property from the Sponsor unless approved by a majority of our directors (including a majority of our independent directors) as being fair and reasonable to us and at a price to us no greater than the cost of the asset to the Sponsor, or if the price to us is in excess of such cost, substantial justification for such excess must exist (Section 3.19(m));

     o prohibit us from acquiring property from the Sponsor at a price exceeding its current appraised value (Section 3.19(m));

     o limit our indemnification obligations with regard to the Sponsor to instances where certain conditions are met (Section 5.1);

     o limit our ability to advance funds to the Sponsor where we have an indemnification obligation (Section 5.3); and

     o    require  us  to  disclose   the  terms,   factors  and   circumstances
          surrounding any transaction between us and our Sponsor (Section 8.8).

     3. Limitation on Borrowing. The REIT Guidelines require REITs to include a provision in their governing documents limiting the permitted borrowings by the REIT, in most circumstances, to 300% of the REIT's net assets, which is defined to mean assets less liabilities. We propose to add a new paragraph to Section
3.19 of our Bylaws prohibiting us from borrowing in excess of 300% of our shareholder equity, except in the circumstances where greater borrowing is allowed by the REIT Guidelines.

     4. Advisory Agreement Requirements. The REIT Guidelines require that our Advisory Agreement with Church Loan Advisors, Inc. be terminable on sixty days' notice without cause and without penalty. The REIT Guidelines also require that we include a provision in the advisory agreement requiring that a terminated advisor take all reasonable steps to assist our directors in making an orderly transition of the advisory function.

     Our Advisory Agreement with Church Loan Advisors, Inc. contains provisions that comply with the REIT Guidelines. However, our Bylaws do not currently require us to comply with these provisions in subsequent agreements. The proposed changes to Section 3.21 of our Bylaws make it clear that any advisory agreement to which we become party must be terminable on sixty days' notice without cause and without penalty. They further clarify that any advisory agreement must include a provision requiring that a terminated advisor take all reasonable steps to assist our directors in making an orderly transition of the advisory function.

     5. Annual Reporting Requirements. The REIT Guidelines require that we include a provision in our Bylaws requiring our directors to take reasonable steps to insure that our annual reporting requirements to our shareholders are met. The required provision has been added to Section 8.8.

     6. Choice of Law. Our choice of law provision contained in Article 18 improperly referenced an "agreement and certificates." This change clarifies that the Bylaws are subject to Minnesota law.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE COMPANY'S BYLAWS AS SET FORTH IN PROPOSAL 2.


                 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Advisor

     Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (our "Advisor"), which provides investment advisory and administrative services. Church Loan Advisors, Inc. is a Minnesota corporation and a wholly-owned subsidiary of Apostle Holdings, Corp. Our Advisor renders lending and advisory services solely to us, and administers our business affairs and operations.

     The following table sets forth the names and positions of the officers and directors of the Advisor:
   Name                                      Position
   Philip J. Myers                           President, Treasurer and Director
   Scott J. Marquis                          Vice President, Secretary

Our Advisory Agreement

     We have entered into a contract with our Advisor (the "Advisory Agreement") under which our Advisor will furnish advice and recommendations concerning our affairs, provide administrative services to us, and manage our day-to-day affairs. In performing its services under the Advisory Agreement, our Advisor may use facilities, personnel and support services of its affiliates. Expenses, such as legal and accounting fees, director fees, stock transfer agent, registrar and paying agent fees, and dividend reinvestment agent fees, are our direct expenses and are not provided for by our Advisor as part of its services.

     The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, including a majority of our independent directors, that our Advisor's performance has been satisfactory and that the compensation paid by us to our Advisor has been reasonable. We may terminate the Advisory Agreement without cause or penalty on 60 days' written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require us to change our name to a name that does not contain the word "American," "America" or the name of the Advisor or any approximation or abbreviation thereof. However, we may continue to use the word `church" in our name. Our directors must determine that any successor Advisor possesses sufficient qualifications to perform the Advisory function for us and justify the compensation provided for in its contract with us.

     Pursuant to the Advisory Agreement, our Advisor is required to pay all of the expenses it incurs in providing us services including, but not limited to, personnel expenses, rental and other office expenses of officers and employees of the Advisor (except out-of-pocket expenses of such persons who are our directors or officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly relating to closing of loan transactions.

     In the event that our total operating expenses exceed in any calendar year the greater of (a) 2% of our average invested assets or (b) 25% of our net income, the Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. Our independent directors may, upon a finding of unusual and non-recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

     Our Bylaws provide that our independent directors are to determine, at least annually, the reasonableness of the compensation which we pay to our Advisor. Factors to be considered in reviewing the Advisory fee include the size of the fees of the Advisor in relation to the size, composition and our profitability, the rates charged by other investment Advisors performing comparable services, the success of our Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by our Advisor for other services performed the quality and extent of service and advice furnished by our Advisor, the quality of our investments in relation to investments generated by our Advisor for its own account, if any, and the performance of our investments.

     Pursuant to the Advisory Agreement, we pay our Advisor an annual base management fee of 1.25% of average invested assets on the first $35 million of such assets, 1.00% on assets from $35 million to $50 million, and .75% on assets in excess of $50 million. Although entitled to, the Advisor does not assess its management fee on the church bond portion of our portfolio, but rather only on the church loan portion of our portfolio. For purposes of the Advisory Agreement, the Company's Invested Assets means outstanding church loans, and does not include church bonds or cash equivalent temporary investments. As defined in the agreement, and remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 2003, 2002 and 2001, we paid our Advisor $544,902, $331,871 and $199,000, respectively.

American Investors Group, Inc.

     Pursuant to the distribution agreement entered into in connection with our fourth public offering, which commenced April 26, 2002, American Investors Group, Inc, an affiliate of our Advisor and a registered broker-dealer controlled by Philip J. Myers, has been paid selling commissions of $400,816 as of December 31, 2003 in connection with the sale of approximately $22 million of our securities to investors. We have also paid approximately $48,337 of non-accountable expenses to American Investors Group under the distribution agreement as of December 31, 2003. In addition, we agreed to indemnify them as underwriters under certain circumstances against certain civil liabilities, including liabilities under the Securities Act of 1933.

     In the course of our business, we may purchase church bonds being underwritten and sold by American Investors Group. Although we would not pay any commissions, American Investors Group will benefit from such purchases as a result of commissions paid to it by the issuer of the bonds. It also may benefit from mark-ups on bonds we buy from it and mark-downs on bonds we sell through it on the secondary market. We purchase church bonds for investment purposes only, and only at the public offering price. Church bonds we purchase in the secondary market, if any, are purchased at the best price available, subject to customary mark-ups (or in the case of sales - mark-downs), on terms no less favorable than those applied to other customers of American Investors Group. Our principals and our Advisor may receive a benefit in connection with such transactions due to their affiliation with the underwriter. Other than with respect to the purchase and sale of church bonds for our portfolio in the ordinary course of business, all future transactions between us and our officers, directors and affiliates will be approved, in advance, by a majority of our independent directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 4, 2004, the number of shares beneficially owned by each director and by all executive officers and directors as a group, and the beneficial owner of 5% or more of our outstanding stock. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the shares set forth opposite their respective names.

                                                                                Number of Shares
                                                                                  Beneficially             Percent
Name of Beneficial Owner (1)                                                         Owned                of Class
----------------------------                                                  -------------------         --------

Robert O. Naegele, Jr.                                                               8,033                  .32%
Philip J. Myers                                                                     20,000                  .80%
Kirbyjon H. Caldwell                                                                     0                  .00%
Dennis J. Doyle                                                                          0                  .00%
Michael G. Holmquist                                                                     0                  .00%
All Executive Officers and Directors as a Group (seven individuals)                 28,333 (2)             1.10%
-------------------

(1) The address for the Directors is 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.
(2) Includes 300 shares owned by Scott Marquis. Mr. Marquis is an officer of our Advisor.


                     EXECUTIVE COMPENSATION AND OPTION PLANS

     The Company pays no compensation to its officers and has no other employees. The Company has no option plans.

                                   PROPOSAL 3
                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board recommends that the shareholders ratify the Board's appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company's independent auditors for the year ending December 31, 2004. Boulay, Heutmaker, Zibell & Co., P.L.L.P. has served as our independent auditors since 1996.

     No representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. is expected to be present at the annual meeting.

     Fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2003 are described below.

     Audit Fees: Audit fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2003 for review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-QSB totaled $26,725.

     Financial Information Systems Design and Implementation Fees: We did not engage Boulay, Heutmaker, Zibell & Co., P.L.L.P. to provide advice regarding financial information systems design or implementation during the fiscal year ended December 31, 2003.

     All Other Fees: Fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2003 for all other non-audit related services, including tax related services, totaled $5,948.

     The Board does not have an audit committee. However, the Board as a whole has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence.

                          SHAREHOLDER PROPOSALS FOR THE
                             2005 ANNUAL MEETING OF
                                  SHAREHOLDERS

     Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify us so that such notice is received by our Secretary by January 3, 2005. Any proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with the our Bylaws, which require at least twenty (20) days' written notice prior to the meeting stating with reasonable particularity the substance of the proposal.

                                  OTHER MATTERS

     The Board knows of no other matters that are intended to be brought before the annual meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                                            By Order of the Board of Directors,

                                            /s/ Philip J. Myers
                                                Philip J. Myers
                                                Secretary
April 1, 2004

                              CORPORATE INFORMATION

DIRECTORS

Philip J. Myers, President, Treasurer and Secretary

Kirbyjon H. Caldwell, Senior Pastor of Windsor Village United Methodist Church, Houston, Texas

Robert O. Naegele, Jr., Governor and Chairman of Minnesota Wild

Dennis  J.  Doyle,  Majority  Owner  and  Co-Founder  of  Welsh  Company,  Inc.,
Minneapolis

Michael G. Holmquist, Certified Public Accountant

OFFICERS AND MANAGEMENT OF ADVISOR

Philip J. Myers, President, Treasurer and Director

Scott J. Marquis, Vice President, Secretary

TRANSFER AGENT

Computershare Trust Company, Inc.
350 Indiana Street
Suite 800
Golden, CO 80401
303-262-0600

LEGAL COUNSEL

Winthrop & Weinstine, P.A.
Suite 3500
225 South Sixth Street
Minneapolis, MN  55402

INDEPENDENT ACCOUNTANT

Boulay, Heutmaker, Zibell & Co. P.L.L.P.
5151 Edina Industrial Blvd.
Minneapolis, MN   55439



COMMON STOCK INFORMATION

Our common stock is not traded on any established market. From time to time, we have repurchased shares of common stock offered to us for sale. At March 31, 2004 we had [______] record holders of our common stock and an undetermined number of additional beneficial owners.

DIVIDENDS

We have paid quarterly dividends since we became a public company in 1996. The following table lists our quarterly dividends for the periods indicated.

                                    Dividend
2003                                Per Share
----                                ---------
December 31                         .16875
September 30                        .153125
June 30                             .1625
March 31                            .165625

2002
December 31                         .165625
September 30                        .1875
June 30                             .209375
March 31                            .20625

2001
December 31                         .19375
September 30                        .20
June 30                             .225
March 31                            .2125

2003 ANNUAL MEETING

Our annual meeting of Shareholders will be held at 10:00 a.m. on May 28, 2004 at our office, 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

SHAREHOLDER CONTACT

Inquiries concerning ACMC or matters of shareholder interest may be directed to:

American Church Mortgage Company
10237 Yellow Circle Drive
Minnetonka, Minnesota 55343
(952) 945-9455 (x 124)
Attention:  Scott J. Marquis

                        AMERICAN CHURCH MORTGAGE COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                      PROXY


     The undersigned hereby appoint Philip J. Myers and Scott J. Marquis as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated hereon, all the shares of common stock of American Church Mortgage Company held of record by the undersigned on March 31, 2004, at the annual meeting of shareholders to be held on May 28, 2004, or any adjournment thereof.

             PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

1.   ELECTION OF DIRECTORS

                 01   Philip J. Myers
                 02   Kirbyjon H. Caldwell
                 03   Robert O. Naegele, Jr.
                 04   Dennis J. Doyle
                 05   Michael G. Holmquist

                    VOTE FOR all nominees listed

     VOTE WITHHELD for all nominees (to withhold authority to vote for a nominee, write number(s) in the box provided)

2.   PROPOSAL TO AMEND THE COMPANY'S BYLAWS

                       FOR               AGAINST                ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO. PLLP as the independent auditors of the Corporation for the year ending December 31, 2003.

                       FOR               AGAINST                ABSTAIN

                      (CONTINUED AND TO BE SIGNED ON THE REVERSE.)

                         (CONTINUED FROM THE OTHER SIDE)

         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1, 2 and 3.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a Corporation, please sign in full corporate name by president or other authorized officer. If a
partnership,    please   sign   by    authorized    person.

    Date: ___ ,   2004


                                           SIGNATURE


                                           SIGNATURE (IF HELD JOINTLY)

          PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                                    Exhibit A

                                     SECOND

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                        AMERICAN CHURCH MORTGAGE COMPANY

                         As Adopted by the Shareholders

                             ________________, 2004

                            New text is show in bold

                      Deletions are shown as strikethrough

                                TABLE OF CONTENTS


GLOSSARY

ARTICLE 1 - OFFICES
         1.1      Registered Office
         1.2      Offices

ARTICLE 2 - SHAREHOLDERS
         2.1      Regular Meeting
         2.2      Special Meetings
         2.3      Quorum
         2.4      Voting
         2.5      Voting of Shares by Certain Holders
         2.6      Notice of Meeting
         2.7      Proxies
         2.8      Record Date
         2.9      Presiding Officer
         2.10     Conduct of Meetings of Shareholders
         2.11     Order of Business
         2.12     Inspectors of Election
         2.13     Informal Action by Shareholders
         2.14     Access to Records
         2.15     Liability of Shareholders

ARTICLE 3 - DIRECTORS
         3.1      General Powers
         3.2      Number
         3.3      Qualifications; Independent Directors and Term of Office
         3.4      Quorum
         3.5      Regular Meetings
         3.6      Special Meetings
         3.7      Electronic Communications
         3.8      Absent Director
         3.9      Notice
         3.10     Manner of Acting
         3.11     Transaction Involving Advisor, Sponsor, Director or Affiliate
         3.12     Compensation and Expenses
         3.13     Salaries
         3.14     Executive Committee
         3.15     Resignation; Vacancies
         3.16     Order of Business
         3.17     Informal Action by Directors
         3.18     Fiduciary Duty of the Directors
         3.19     Investment Policies and Restrictions
         3.20     Church Lending Guidelines
         3.21     Advisory Agreements
         3.22     Total Expenses, Acquisition Fees and Expenses
         3.23     Removal of Directors

ARTICLE 4 - OFFICERS
         4.1      Number
         4.2      Election, Term of Office and Qualifications
         4.3      The Chief Executive Officer
         4.4      Assistant Executive Officers

         4.5      Secretary
         4.6      Chief Financial Officer
         4.7      Assistant Officers
         4.8      Officers Shall Not Lend Corporate Credit
         4.9      Other Officers and Agents
         4.10     Compensation
         4.11     Removal; Resignation

ARTICLE 5 - INDEMNIFICATION
         5.1      Authority of the Board of Directors
         5.2      Standard for Indemnification
         5.3      Determination
         5.4      Advance Payment
         5.5      Continuance of Indemnification
         5.6      Insurance
         5.7      Roll-Up Restrictions

ARTICLE 6 - SHARES AND THEIR TRANSFER
         6.1      Certificates of Stock
         6.2      Facsimile Signature
         6.3      Establishment and Issuance of  Shares
         6.4      Transfer of Shares
         6.5      Lost Certificates
         6.6      Treasury Stock
         6.7      Inspection of Records by Shareholders
         6.8      Transfer Agent and Registrar
         6.9      Transfer of Stock; Excess Shares
         6.10     Registered Shareholders
         6.11     Stock Ledger

ARTICLE 7 - DIVIDENDS, DISTRIBUTIONS, ETC.
-----------------------------------------
         7.1      Dividends
         7.2      Other Distributions, Reserves
         7.3      Dividend Reinvestment Plan

ARTICLE 8 - FINANCIAL AND PROPERTY MANAGEMENT
---------------------------------------------
         8.1      Fiscal Year
         8.2      Audit of Books and Accounts
         8.3      Contracts
         8.4      Checks
         8.5      Deposits
         8.6      Voting Securities Held by Corporation
         8.7      Accrual Method of Accounting
         8.8      Annual Report
         8.9      Quarterly Report

ARTICLE 9 - WAIVER OF NOTICE
         9.1      Requirement of Waiver in Writing

ARTICLE 10 - AMENDMENT OF BYLAWS
         10.1     Action by Board of Shareholders

ARTICLE 11 - NAME CHANGE
         11.1     Requirement to Change Name

ARTICLE 12 - DISSOLUTION
         12.1     Action by Shareholders

ARTICLE 13 - MINIMUM CAPITAL
         13.1     Minimum Capital

ARTICLE 14 - CHOICE OF LAW

                                      A-20
                                     SECOND
                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                        AMERICAN CHURCH MORTGAGE COMPANY

                                    GLOSSARY

     For purposes of these Bylaws and for purposes of filing these Bylaws with respective states, the following terms shall mean:

     "Acquisition Expenses" means expenses including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

     "Acquisition Fee" means the total of all fees and commissions paid by any party to any party in connection with making or investing in mortgage loans by the corporation. Included in the computation of such fees or commissions shall be any commission, selection fee, nonrecurring management fee, reinvestment fees, loan fee or points or origination fee or any fee of a similar nature, however designated. Excluded shall be fees paid to Persons not affiliated with the Sponsor in connection with the acquisition and funding of the corporation's properties.

     "Advisor" means, initially, Church Loan Advisors, Inc., or its successors, and generally, the Person(s) or entity responsible for directing or performing the day-to-day business affairs of the corporation, including a Person or entity to which an Advisor subcontracts substantially all such functions.

     "Affiliate" means an Affiliate of another Person including any of the following: (i) any Person directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; (iv) any executive Officer, Director, trustee or general partner of such other Person; or (v) any legal entity for which such Person acts as an executive Officer, Director, trustee or general partner.

     "Average Invested Assets" for any period shall mean the average of the aggregated book value of the assets of the corporation invested, directly or indirectly, in loans (or interests in loans) secured by real estate, and first mortgage bonds, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each calendar month during such period.

     "Independent Director(s)" means the Directors of the corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the corporation. A Director shall be deemed to be associated with the Sponsor or Advisor if he or she: (i) owns an interest in the Sponsor, Advisor, or any of their Affiliates; or (ii) is employed by the Sponsor, Advisor or any of their Affiliates; or (iii) is an Officer or Director of the Sponsor, Advisor, or any of their Affiliates; or (iv) performs services, other than as a Director, for the corporation; or (v) is a Director for more than three real estate investment trusts organized by the Sponsor or advised the Advisor; or (vi) has any material business or professional relationship with the Sponsor, Advisor, or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the gross revenue derived by the prospective Independent Director from the Sponsor and Advisor and Affiliates shall be deemed material per se if it exceeds 5% of the prospective Independent Director's: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis. An indirect relationship shall include circumstances in which a Director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor, any of their Affiliates, or the corporation.

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     "Independent  Expert"  means a Person  with no  material  current  or prior business or personal relationship with the Advisor or Directors who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the corporation.

     "Initial Investment" means that portion of the initial capitalization of the corporation contributed by the Sponsor or its Affiliates pursuant to Section II A of NASAA REIT Policy.

     "Leverage" means the aggregate amount of indebtedness of the corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

     "NASAA REIT Policy" means the Statement of Policy Regarding Real Estate Investment Trusts, as adopted September 29, 1993, by the North American Securities Administrators Association, Washington, D. C.

     "Net Assets" means the total assets (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities, calculated at least quarterly on a basis consistently applied.

     "Net Income" for any period shall mean total revenues applicable to such period, less the expenses applicable to such period, other than additions to reserves for depreciation or bad debts or other similar non-cash reserves determined in accordance with generally accepted accounting principles.

     "Organization and Offering Expenses" means all expenses incurred by and to be paid from the assets of the corporation in connection with and in preparing the corporation's Shares for registration and subsequently offering and distributing them to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

     "Person" means any natural Persons, partnership, corporation, association, trust, limited liability company or other legal entity.

     "Real Estate Investment Trust" or "REIT" means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.

     "Roll-up" means a transaction involving the acquisition, merger, conversion, or consolidation either directly or indirectly of the corporation and the issuance of securities of a Roll-up Entity. Such term does not include:
(i) a transaction involving securities of the corporation that have been for at least 12 months listed on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the corporation if, as consequence of the transaction there will be no significant adverse change in any of the following: (a) Shareholders' voting rights; (b) the term of existence of the corporation; (c) Sponsor or Advisor compensation; (d) the corporation's investment objectives.

     "Roll-up Entity" means a partnership, real estate investment trust, corporation, trust, or other entity that would be created or would survive after the successful completion of a proposed Roll-up transaction.

     "Shares" means Shares of beneficial interest or of common stock of the corporation of the class that has the right to elect the corporation's Directors.

     "Shareholders" means the registered holders of a corporation's Shares.

     "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, a real estate investment trust or any Person who will control, manage or participate in the management of a real estate investment trust, and any Affiliate of such Person. Not included is any Person whose only relationship with the real estate investment trust is as that of an independent property manager of real estate investment trust assets, and whose


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

only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the corporation by: (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the corporation, either alone or in conjunction with one or more other Persons, (ii) receiving a material participation in the corporation in connection with the founding or organizing of the business of the corporation, in consideration of services or property, or both services and property, (iii) having a substantial number of relationships and contacts with the corporation, (iv) possessing significant rights to control corporation properties, (v) receiving fees for providing services to the corporation which are paid on a basis that is not customary in the industry; or
(vi) providing goods or services to the corporation on a basis which was not negotiated at arms length with the corporation.

     "Total Operating Expenses" means aggregate expenses of every character paid or incurred by the corporation as determined under Generally Accepted Accounting Principles, including Advisors' fees, but excluding: (i) the expenses of raising the capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer, registration, and shock exchange listing of the corporation's Shares; (ii) interest payments; (iii) taxes; (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves; (v) incentive fees; (vi) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of property and other expenses connected with the acquisition, disposition, and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

                               ARTICLE 1. OFFICES

     1.1 Registered Office - The registered office of the corporation shall be 10237 Yellow Circle Drive, Minneapolis, Minnesota 55343. The Board of Directors shall have authority to change the registered office of the corporation from time to time, and any such change shall be registered by the Secretary with the Secretary of State of Minnesota.

     1.2 Offices - The corporation may have such other offices, including its principal business office, either within or without the State of Minnesota, as the Board of Directors may designate or as the business of the corporation may require from time to time.

                             ARTICLE 2. SHAREHOLDERS

     2.1 Regular Meeting - Shareholders shall have one annual meeting upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. Such regular meetings of the Shareholders of the corporation shall be held at the principal business office of the corporation, or at such place as is designated by the Board of Directors or the Chief Executive Officer, at which time the Shareholders, voting as provided in the Articles of Incorporation, shall elect appropriate members to the Board of Directors, and shall transact such other business as shall properly come before them. The Board of Directors shall take reasonable steps to insure that the corporation shall have a regular meeting each year.

     2.2 Special Meetings - Special meetings of the Shareholders may be called by the Secretary at any time upon request of the Chief Executive Officer, or a majority of the members of the Board of Directors, or a majority of the Independent Directors and shall be called by any Officer of the corporation upon written request of Shareholders holding in the aggregate not less than ten percent (10%) of the voting Shares of the corporation. The written request shall be given to the Chief Executive Officer and shall contain the purpose of the meeting. Notice shall be given in accordance with the provisions of Section 2.6 hereof.

     2.3 Quorum - The holders of a majority of the Shares outstanding and entitled to vote, represented either in person or by proxy, shall constitute a quorum for the transaction of business. The Shareholders present at a duly called or held meeting, at which a quorum of the Shareholders is present, may continue to transact business until adjournment notwithstanding the withdrawal of enough Shareholders to leave less than a quorum. In case a quorum is not present at any meeting, those present shall have the power to adjourn the meeting from time to time, without notice or other announcement at the meeting, until the requisite number of voting Shares shall be represented; any business may be transacted at such reconvened meeting which might have been transacted at the meeting which was adjourned.

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     2.4 Voting - At each meeting of the Shareholders,  every Shareholder having the right to vote shall be entitled to vote in person or by proxy duly appointed by an instrument in writing subscribed by such Shareholder. Each Shareholder shall have one (1) vote for each Share having voting power standing in his name on the books of the corporation. Upon the demand of any Shareholder, the vote for Director, or the vote upon any question before the meeting shall be by ballot. All elections shall be had and all questions decided by a majority vote of the number of Shares entitled to vote and represented at any meeting at which there is a quorum present, except in such cases as shall otherwise be required or permitted by statute, the Articles of Incorporation, these Bylaws or by agreement approved by a majority of all Shareholders. A majority of the then outstanding Shares may, without the necessity for concurrence by the Directors, vote to: (i) amend the Bylaws; (ii) terminate the corporation; or (iii) remove the Directors.

     2.5 Voting of Shares by Certain Holders - Shares standing in the name of another corporation may be voted by such Officer, agent or proxy as the articles or Bylaws of such corporation may prescribe, or in the absence of such provision, as that corporation's board of Directors may prescribe. Shares under control of a personal representative, administrator, guardian, conservator, attorney-in-fact, or other similar person may be voted by that Person, either in person or by proxy, without registration of those Shares in the name of that Person. Shares under the control of a trustee in bankruptcy or a receiver may be voted by the trustee or receiver if authority to do so is contained in an appropriate order of the court by which the trustee or receiver was appointed. A Shareholder whose Shares are pledged may vote those Shares until the Shares are registered in the name of the pledgee. Shares held by a trust shall be registered in the name of a trustee, as trustee for the trust, and may be voted by that named trustee in person or by proxy. With respect to Shares owned by the Advisor, a Sponsor, the Directors, or any Affiliate, neither the Advisor, nor a Sponsor, nor the Directors, nor any Affiliate may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, Directors or any Affiliate or any transaction between the corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, a Sponsor, Directors and any Affiliate may not vote or consent, any Shares owned by any of them shall not be included.

     2.6 Notice of Meeting - There shall be mailed to each Shareholder shown by the books of the corporation to be a holder of record of voting Shares, at the Shareholder's address as shown by the books of the corporation, a notice setting out the time and place of the regular or any special meeting, which notice shall be mailed at least ten (10) days prior thereto. In the event the meeting is a special meeting called by an Officer following receipt of a written request of the Shareholders in accordance with Article 2.2 hereof, the notice shall be mailed within ten (10) days of the receipt of the request for the meeting, shall state the purpose of the special meeting, shall state that no other business shall be considered at such meeting, and shall name the date of the meeting which shall be held on a date not less than twenty (20) nor more than sixty (60) days after receipt of said request, at a time and place convenient to the Shareholders. Every notice of any special meeting shall state the purpose or purposes of the proposed meeting, and the business transacted at all special meetings shall be confined to purposes stated in the call. Notice thereof may be waived in writing either before, at, or after such meeting.

     2.7 Proxies - At all meetings of Shareholders, a Shareholder may vote by proxy executed in writing by the Shareholder or by his duly authorized attorney-in-fact. Such proxies shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     2.8 Record Date - The Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any of the aforesaid events, as a record date for the determination of Shareholders entitled to notice of and to vote at any such meeting and any adjournment thereof, or to receive any such dividend or allotment of rights, or to exercise the rights in respect to any change, conversion or exchange of capital stock or to give such consent, and in such case only such Shareholders on the record date so fixed shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to receive such dividend or allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any Shares on the books of the corporation after any such record date so fixed. If the stock transfer books are not closed and no record date is fixed for such determination of the Shareholders of record, the date on which notice of the meeting is mailed, or the date of adoption of a resolution of the Board of

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Directors  declaring a dividend,  allotment  of rights,  change,  conversion  or exchange of capital stock or to give such consent, whichever is earlier, shall be the record date for such determination of Shareholders. The determination of Shareholders entitled to vote at the meeting as called shall apply to any adjournment of such meeting except when the date of determination or the closing of the stock transfer took is more than ninety (90) days prior to such adjourned meeting, in which event a new meeting must be called.

     2.9 Presiding Officer - The appropriate Officers of the corporation shall preside over all meetings of the Shareholders; provided, however, that in the absence of an appropriate corporate Officer at any meeting of the Shareholders, the meeting shall choose any Person present to act as presiding Officer of the meeting.

     2.10 Conduct of Meetings of Shareholders - Subject to the following, meetings of Shareholders generally shall follow accepted rules of parliamentary procedure:

               1. If disorder should arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting; and upon his so doing, the meeting is immediately adjourned.

               2. The chairman may ask or require that anyone not a bona fide Shareholder or proxy leave the meeting.

     2.11 Order of Business - The suggested order of business at the annual meeting of Shareholders, and so far as possible at other meetings of the Shareholders shall be:

                  1.       Calling of roll.
                  2.       Proof of due notice of meeting, or unanimous waiver.
                  3.       Reading and disposal of any unapproved minutes.
                  4.       Annual reports of all Officers and committees.
                  5.       Election of Directors.
                  6.       Unfinished business.
                  7.       New business.
                  8.       Adjournment.

     2.12 Inspectors of Election - The Board of Directors in advance of any meeting of Shareholders may appoint inspectors to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the Officer or Person acting as chairman of any such meeting may, and on the request of any Shareholder or his proxy, shall make such appointment. In case any Person appointed as inspector shall fail to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting, or at the meeting by the Officer or Person acting as chairman. The inspectors of election shall determine the number of Shares outstanding, the voting power of each, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes, ballots, assents or consents, hear and determine all challenges and questions in any way arising and announce the result, and do such acts as may be proper to conduct the election or vote with fairness to all Shareholders.

     No inspector whether appointed by the Board of Directors or by the Officer or Person acting as chairman need be a Shareholder.

     2.13 Informal Action by Shareholders - Any action required to be taken at a meeting of Shareholders, or any other action which may be taken at a meeting of Shareholders, may be taken without a meeting and notice thereof if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter set forth.

     2.14 Access to Records - Any Shareholder and any designated representative thereof shall be permitted access to all records of the corporation at all reasonable times, and may inspect and copy any of them. Inspection of the corporation's books and records by an official or agency administering the securities laws of any jurisdiction in which the corporation's Shares are registered, shall be provided upon reasonable notice and during normal business hours. The corporation or its transfer agent shall maintain as part of its books and records and shall make available for inspection by any


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Shareholder  or the  Shareholder's  designated  agent at the home  office of the corporation upon the request of the Shareholder an alphabetical list of the names, addresses, and telephone numbers of the Shareholders of the corporation along with the number of Shares held by each of them (the "Shareholder List"). The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Shareholder List shall be mailed to any Shareholder requesting the Shareholder List within ten days of the request. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). A reasonable charge for copy work may be charged by the corporation. The purposes for which a Shareholder may request a copy of the Shareholder List include, without limitation, matters relating to Shareholders' voting rights and the exercise of Shareholders' rights under federal proxy laws. If the Advisor or Directors of the corporation neglects or refuses to exhibit, produce, or mail a copy of the Shareholder List as requested, the Advisor, and the Directors shall be liable to any Shareholder requesting the list for the costs, including attorneys' fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same as a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the corporation. The corporation may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder's interest in the corporation. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

     2.15 Liability of Shareholders - The Shares of the corporation, to the extent they are validly issued and fully paid, shall be non-assessable.

                              ARTICLE 3. DIRECTORS

     3.1 General Powers - The property, affairs, and business of the corporation shall be managed under the direction of the Board of Directors. It is the intent of the corporation that it engage primarily in the business of real estate mortgage lending (including participation in mortgage bond financing through the purchase of first mortgage bonds) to churches and other non-profit organizations. Any other investment, other than Permitted Temporary Investments as allowed by the corporation's established investment guidelines from time to time, shall be only with the approval of a majority of the Independent Directors as defined in Section 3.3 hereof. It shall be the duty of the Board of Directors to ensure that the purchase, sale, retention, and disposal of the corporation's assets and the investment policies of the corporation are in compliance with restrictions applicable to real estate investment trusts pursuant to the Internal Revenue Code of 1986, as amended from time to time.

     Without concurrence of a majority of the outstanding Shares, the Directors may not: (i) amend the corporation's Articles of Incorporation or Bylaws, except for amendments which do not adversely affect the rights, preferences and privileges of Shareholders, including amendments to provisions relating to, Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (ii) sell all or substantially all of the corporation's assets other than in the ordinary course of the corporation business or in connection with liquidation and dissolution; (iii) cause the merger or other reorganization of the corporation; or (iv) dissolve or liquidate the corporation, other than before the initial investment in property.

     3.2 Number - The initial number of Directors shall be six (6) which number may be increased or decreased by the affirmative vote of a majority of the Directors, but shall not be less than three (3) nor more than nine (9). In the event a majority of the Directors increases the number of Directors, the Shareholders, at any regular or special meeting in which notice of such meeting contains a statement of the proposed increase in Directors, shall have the power to elect such additional Directors to hold office until the next annual meeting of the Shareholders, and until their successors are elected and qualified. A Director shall be elected upon having received the affirmative vote of a simple majority of the Shareholders entitled to vote at such meeting. In addition, a majority of Shareholders present in person or by proxy at a Regular Meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors.

     3.3 Qualifications; Independent Directors and Term of Office - At all times, the corporation intends to be qualified as a real estate investment trust under the Internal Revenue Code. Directors need not (but may) be

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Shareholders of this corporation,  nor are Directors required to be residents of the State of Minnesota. A non-Independent Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the corporation. A majority of the Board of Directors shall be "Independent Directors," with at least one Independent Director having had at least three years of relevant real estate experience. The initial Board of Directors set forth in the organizational minutes of this corporation shall serve for a one-year term or until the next annual meeting of Shareholders when a successor shall have been elected and qualified. At the first annual meeting of Shareholders and at each annual meeting thereafter, the Shareholders shall elect Directors to hold office for a one year term or until their successors are elected and qualify. Shareholders desiring to nominate a Person for election as a Director shall deliver written notice of such nomination at least 90 days prior to an annual meeting of Shareholders and within seven (7) days following the date on which notice of a special meeting of Shareholders to elect Directors is first given to each of the corporation Shareholders. Each of the Directors of the corporation shall hold office until the annual meeting next following or closely coinciding with the expiration of his/her term of office and until his/her successor shall have been elected and shall qualify, or until he or she shall resign, or shall have been removed as provided by statute.

     3.4 Quorum - A majority of the Board of Directors shall constitute a quorum for the transaction of business; provided, however, that if any vacancies exist by reason of death, resignation or otherwise, a majority of the remaining Directors shall constitute a quorum for the conduct of business. If less than a quorum is present at any meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

     3.5 Regular Meetings - As soon as practical after each regular meeting of Shareholders, the Board of Directors shall meet for the purposes of organization, choosing the Officers of the corporation and for the transaction of other business at the place where the Shareholders' meeting is held or at the place where regular meetings of the Board of Directors are held. No notice of such meeting need be given. Such first meeting may be held at any other time and place which shall be specified in a notice given as hereinafter provided for special meetings or in a consent and waiver of notice signed by all the Directors. Other regular meetings of the Board of Directors shall be held from time to time at such time and place as may from time to time be fixed by resolution adopted by a majority of the whole Board of Directors. Unless notice shall be waived by all Directors entitled to notice, notice shall be given in the same manner as prescribed for notice of special meetings.

     3.6 Special Meetings - Special meetings of the Board of Directors may be held at such time and place as may from time to time be designated in the notice or waiver of notice of the meeting. Special meetings of the Board of Directors may be called by the Chief Executive Officer, or by any two Directors. Unless notice shall be waived by all Directors entitled to notice, notice of the special meeting shall be given by the Secretary, who shall give at least twenty-four (24) hours notice thereof to each Director by mail, telegraph, telephone, or in person.

     3.7 Electronic Communications - A Board of Directors meeting may be had entirely or partially by any means of communication through which the Directors may simultaneously hear each other, provided notice is given of the meeting pursuant to Section 3.9 and there are a sufficient number of participants to constitute a quorum. In addition, a Board of Directors meeting may be had entirely or partially by any means of electronic communication even if the Directors may not simultaneously hear each other provided such meeting or substance thereof is followed by a written statement by the appropriate Director or Officer and assented to by a quorum of the Board in writing within ten (10) days of such meeting. Participation in a meeting by these means shall constitute presence in person by such Person at a meeting.

     3.8 Absent Director - A Director may give advance written consent or opposition, to a proposal to be acted on at a Directors' meeting. Such written consent or opposition does not constitute presence for purposes of determining the lie existence of a quorum. Written consent or opposition shall be counted as a vote on the proposal if the proposal acted on is substantially the same or has substantially the same effect as the proposal to which the Director has consented or objected.

     3.9 Notice - Unless notice is waived by all Directors entitled to notice, a regular meeting of the Board of Directors may be called by giving ten (10) days notice to all Directors. A special meeting of the Board of Directors may be called by giving at least twenty-four (24) hours notice to all Directors. Notice may be given by mail, telegraph, telephone, or in person. If given by mail such notice shall be deemed given when deposited in the United States Mails. Notice by mail may not be used if the meeting is called less than four (4) days from the date of notice. The notice must specify the date, time and place of the meeting, and if a special meeting, the purpose of the meeting.

     3.10 Manner of Acting - The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Notwithstanding the foregoing, any action pertaining to a transaction involving the corporation in which any Advisor, any Director or Officer of the corporation or any Affiliate of any of the foregoing Persons has an interest shall specifically be approved as being fair and reasonable to the corporation and on terms not less favorable to the corporation than those available from unaffiliated third parties. The approval may be made with respect to any isolated transactions or generally be approved with respect to any series or similar transactions, by a majority of the members of the Board of Directors who are not Affiliates of such interested party, even if such Directors constitute less than a quorum, or unless an act requires the approval of a majority of the Independent Directors as defined in Bylaw 3.3, or as required in other provisions of these Bylaws.

     3.11 Transaction Involving Advisor, Sponsor, Director or Affiliates - In approving any transaction or series of transactions between the corporation and the Advisor, Sponsor, Director or any Affiliate thereof, a majority of the Directors not otherwise interested in such transaction, including a majority of the Independent Directors must determine that:

     (a) the transaction as contemplated is fair and reasonable to the corporation and its Shareholders and its terms and conditions are not less favorable to the corporation than those available from unaffiliated third parties;

     (b) if the transaction involves compensation to any Advisor or its Affiliates for services rendered in a capacity other than contemplated by the advisory arrangements, such compensation, is not greater than the customary charges for comparable services generally available from other competent unaffiliated Persons and is not in excess of compensation paid to any Advisor and its Affiliates for any comparable services;

     (c) if the transaction involves the making of loans (other than in the ordinary course of the corporation's business) or the borrowing of money, the transaction is fair, competitive, and commercially reasonable and no less favorable to the corporation than loans between unaffiliated lenders and borrowers under the same circumstances; and

     (d) if the transaction involves the investment in a joint venture, the transaction is fair and reasonable and no less favorable to the corporation than to other joint venturers.

     (e) Notwithstanding anything to the contrary above, if the proposed transaction involves a loan by the corporation to any Advisor, Sponsor, Director or any Affiliate thereof, or to a wholly-owned subsidiary of the corporation, and the proposed loan will not be insured or guaranteed, in whole or in part, by a government or government agency, a written appraisal must be obtained from an Independent Expert concerning the underlying property and such appraisal shall be maintained in the corporation's records for at least five years and be available for inspection and duplication by any Shareholder. In addition to the appraisal, such loan shall be subject to all requirements of the corporation's Financing Policy. financing policies, as adopted by the corporation's Board of Directors.

     The corporation shall not borrow money from any Advisor, Sponsor, Director or any Affiliate thereof, unless a majority of the corporation's Directors (including a majority of the independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the corporation than loans between unaffiliated parties under the same circumstances. Notwithstanding anything to the contrary, the corporation shall not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Directors, Sponsors or any Affiliate of the corporation.

     3.12 Compensation and Expenses - Directors and any members of any committee of the corporation contemplated by these Bylaws or otherwise provided for by resolution of the Board of Directors, shall receive such compensation therefor as may be determined from time to time by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any Director that is not an Independent Director from serving the corporation in any other capacity and receiving proper compensation therefor. Each Independent Director shall receive initial compensation of $500 per meeting, limited to Two-Thousand-Five-Hundred and 00/100 Dollars ($2,500.00) per year. In addition, the corporation shall reimburse the Directors for travel expenses incurred in connection with the duties as Directors of the corporation.

     3.13 Salaries - Salaries and other compensation of all Officers of the corporation shall be fixed by the Board of Directors, which action may be taken informally without the benefit of written resolutions. Nothing herein contained shall be construed to preclude any Officer from serving the corporation as a Director, consultant or in any other capacity and receiving proper compensation therefor.

     3.14 Executive Committee - A majority vote of the Board of Directors present at a meeting may pass a resolution establishing committees having the authority of the Board to the extent provided in the resolution. A committee shall consist of one or more Persons all of whom are members of the Board and a majority of whom are Independent Directors. A majority of the committee present at a meeting shall constitute a quorum for the purpose of transacting business. In all other respects committees shall conduct meetings in the same manner prescribed for the Board of Directors. Committees shall be subject at all times to the control and direction of the Board.

     3.15 Resignation; Vacancies - A Director may resign at any time by giving written notice of same to the Board of Directors, or to the Chief Executive Officer. Such resignation shall be effective upon receipt unless a later date is specified in the notice. The acceptance of a resignation shall not be necessary to make it effective. If at any time and for any reason, including the creation of a new Directorship, a vacancy occurs in the Board of Directors, the remaining Directors of the Board, though less than a quorum, may elect a successor to fill such vacancy, or the Board may leave the vacancy unfilled until the next regular meeting of the Shareholders, or until an intervening special meeting of the Shareholders is called and held for the purpose of electing a successor. The nomination for filing a vacancy of an Independent Director position must be made by the remaining Independent Directors at such time; provided that the corporation seeks to qualify as a real estate investment trust where, in accordance with Section 3.3, a majority of the Board of Directors are required to be Independent Directors. A Director elected to fill any vacancy shall hold office for the unexpired term of his predecessor, or until a successor is duly elected and qualified.

     3.16 Order of Business - The meetings shall be conducted in accordance with Roberts Rules of Order, Revised, and the suggested order of business at any meeting of the Directors shall be:

         1.       Roll call.
         2. Proof of due notice of meeting, or unanimous consent, or unanimous presence and declaration by president.
         3.       Reading and disposal of any unapproved minutes.
         4.       Reports of Officers and committees.
         5.       Election of Officers.
         6.       Unfinished business.
         7.       New Business.
         8.       Adjournment.

     3.17 Informal Action by Directors - Any action required to be taken at a meeting of the Directors, or any other action which may be taken at a meeting of the Directors, may be taken without a meeting and notice thereof if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter set forth.

     3.18 Fiduciary Duty of the Directors - The Directors shall be charged with a fiduciary duty to the corporation and the Shareholders to supervise the relationship of the corporation with the Advisor.

     3.19 Investment Policies and Restrictions - It shall be the duty of Directors to ensure that the sale, retention and disposal of the corporation's assets, and the investment policies of the corporation and the limitations thereon or amendment thereof are at all times (i) consistent with such policies, limitations and restrictions as are contained in this Section 3.19, or recited in the Registration Statement on Form S-11 (the "Registration Statement") filed with the Securities and Exchange Commission in connection with this corporation's initial offering of common stock (the "Initial Offering"), and

(ii) in compliance with the restrictions applicable to real estate investment trusts pursuant to the Internal Revenue Code of 1986, as amended. In this regard, the corporation shall not:

     (a) Invest more than ten percent (10%) of its total assets in unimproved real property, or in mortgage loans secured by mortgages on unimproved real property;

     (b) Invest in commodities or commodity futures contracts, provided that such limitation shall not apply to interest rate futures when used solely for hedging purposes;

     (c) Invest in or make mortgage loans (including construction loans) on any one property if the aggregate amount of all mortgage loans outstanding on the property including the loans of the corporation, would exceed 75% of the appraised value of the property as determined by appraisal, unless substantial justification, such as the net worth of the borrower and the credit rating of the borrower based on historical, financial performance, exists because of the presence of other underwriting criteria with the exception of the initial property where the construction loan will be for one hundred percent (100%) of cost. (Appraisals obtained in connection with a mortgage loan shall be retained for at least three years from the date of the loan.);

     (d) Make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Affiliates of the Advisor or any Director or Affiliates of the corporation; a Sponsor, a Director or an Affiliate thereof;

     (e) Invest in equity securities;

     (f) Engage in any short sales of securities or in trading as distinguished from investment activities;

     (g) Issue redeemable equity securities;

     (h) Engage in underwriting or the agency distribution of securities issued by others;

     (i) Issue options or warrants or similar evidence of a right to buy its security to purchase its Shares to the Advisor, Affiliates of the Advisor or any Director, or Affiliates of the corporation Sponsor, Director or an Affiliate thereof, except on the same terms as such options or warrants (or underlying
Shares), if any, are sold to the general public. The corporation may issue options or warrants to Persons not so connected with the corporation but only as a part of a financing arrangement, but not at exercise prices less than the fair market value of such Shares on the date of grant and for consideration that in the judgment of a majority of the Independent Directors, has a market value less than the value of such option on the date of grant. Options or warrants issuable to the Sponsor, Advisor, their Affiliates or any Director or Affiliates of the corporation shall not exceed an amount equal to ten percent (10%) or the outstanding Shares of the corporation on the date of grant of any options or warrants;

     (j) Issue debt securities unless the historical debt service coverage the most recently completed fiscal year as adjusted for known changes, is sufficient to properly service the higher level of debt;

     (k) Invest in real estate contracts of sale unless such contracts are in recordable form and are appropriately recorded in the chain of title;

     (l) An Advisor, Sponsor, Director or any Affiliate thereof shall not acquire or lease assets from the corporation unless approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the corporation;

     (m) Purchase property from any Advisor, Sponsor or Director, or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the corporation and at a price to the corporation no greater than the cost of the asset to such Advisor, Sponsor, Director or any Affiliate thereof, or if the price to the corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the corporation exceed its current appraised value;

     (n) Issue its Shares on a deferred payment basis or other similar arrangement;

     (o) Invest in or make mortgage loans unless mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of title is obtained; or

     (p) Invest in first mortgage church bonds sold through American Investors Group, Inc., or any other Affiliate, except on terms and conditions equal to or better than terms offered to public investors (including commission rates and expenses) or as otherwise approved by a majority of the corporation's Independent Directors.

     The foregoing provisions shall not be changed without the approval of a majority of the Independent Directors.

     The corporation does not intend to invest in the securities of other issuers for the purposes of exercising control, to engage in the trading of or to underwrite securities for other issuers to engage in the purchase and sale (or turnover) of investments other than as described in the Registration Statement, to offer securities in exchange for property unless deemed prudent by a majority of the Directors, to repurchase or otherwise reacquire Shares of the corporation except as may be necessary to maintain qualification as a real estate investment trust, to issue senior securities or to make loans to other Persons.

     The Independent Directors shall review the investment policies of the corporation at least annually to determine that the policies then being followed by the corporation are in the best interests of its Shareholders. Each such determination and the basis therefore shall be set forth in the minutes of the Board of Directors.

     The corporation shall not incur indebtedness if, after giving effect to the incurrence thereof, aggregate indebtedness, secured and unsecured, would exceed fifty percent (50%) of the corporation's Average Invested Assets, on a consolidated basis, unless approved by a majority of the Directors, including a majority of the Independent Directors and disclosed to the Shareholders in the next quarterly report of the corporation, along with justification for such excess.

     The aggregate borrowings of the corporation, secured and unsecured, shall be reasonable in relation to the Net Assets Shareholders' Equity of the corporation and shall be reviewed by the Independent Directors at least quarterly. The maximum amount of such borrowings shall not exceed 300% of Net Assets Shareholders' Equity in the absence of a satisfactory showing that a higher level of borrowing is appropriate. Any excess in borrowing over such 300% level shall be approved by a majority of the Independent Directors and disclosed to Shareholders in the next quarterly report of the corporation, along with justification for such excess.

     3.20 Church Lending Guidelines - The corporation has adopted lending and investment guidelines and policies specific to its business, which guidelines and policies are in addition to those set forth in Section 3.19 above. These guidelines and policies are identified and described in the Prospectus made part of the Registration Statement, and may not be modified or changed materially unless such modification or change is approved by a majority vote of the Board of Directors and confirmed by a majority vote of the Shareholders. Once modified or changed, a complete written summary of such guidelines and policies shall be made part of the minutes of the next meeting of the Board of Directors and furnished to all Shareholders along with the next annual report or other scheduled communication mailed to them.

     3.21 Advisory Arrangements - The Board of Directors shall cause the corporation to engage an Advisor on a year-to-year basis to furnish advice and recommendations concerning the affairs of the corporation, provide administrative services to the corporation and manage the corporation's day-to-day affairs pursuant to a written contract or contracts, or any renewal thereof, which have obtained the requisite approvals of the Board of Directors, including a majority of the Independent Directors.

     The Board of Directors shall evaluate the performance of the Advisor and its key personnel before entering into or renewing any advisory arrangement. The minutes of meetings with respect to such evaluation shall reflect the criteria used by the Board of Directors in making such evaluation. Upon any termination of the initial advisory arrangements reflected in the Registration

Statement, the Board of Directors shall determine that any successor Advisor possesses sufficient qualifications (a) to perform the advisory function for the corporation; and (b) to justify the compensation provided for in its contract with the corporation. Each contract for the services of an Advisor entered into by the Board of Directors shall have a term of no more than one year, but may be renewed annually at or prior to the expiration of the contract. Each contract shall be terminable by a majority of the Independent Directors on sixty (60) days prior written notice with or without cause and without penalty. Each contract shall provide that, in the event of termination of the contract, the Advisor shall take all reasonable steps to assist the corporation's Directors in making an orderly transition of the advisory function.

     The Independent Directors shall determine at least annually that the compensation which the corporation contracts to pay the Advisor is reasonable in relation to the nature and quality of the services performed and also shall supervise performance of the Advisor and the compensation paid to it by the corporation to determine that the provisions of such contract are being carried out. Each such determination shall be based upon the following factors and all other factors the Independent Directors may deem relevant and the findings of the Independent Directors on each of such factors shall be recorded in the minutes of the Board of Directors:

     (a) the size of the advisory fee and expense reimbursement in relation to the size, composition and profitability of the investment portfolio of the corporation;

     (b) the success of the Advisor in generating opportunities that meet the investment objectives of the corporation;

     (c) the rates charged to other companies similar to the corporation and to other investors by Advisors performing comparable services;

     (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the corporation, whether paid by the corporation or by others with whom the corporation does business;

     (e) the quality and extent of service and advice furnished to the corporation, including the frequency of problem investments and competence in dealing with distress situations;

     (f) the performance of the investment portfolio of the corporation, including income, conservation or appreciation of capital;

     (g) the quality of the investment portfolio of the corporation in relationship to the investments generated by the Advisor for its own account.

     (h) the experience and expertise of the Advisor in the specialized business segment in which the corporation is engaged.

     3.22  Total  Expenses,  Acquisition  Fees and  Expenses  - The  Independent
Directors shall determine from time to time and at least annually that the compensation which the corporation contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by this Statement of Policy. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to it by the corporation to determine that the provisions of such contract are being carried out. Each such determination shall be based on the factors set forth below and all other factors such Independent Trustees may deem relevant and the findings of such Trustees on each of such factors shall be recorded in the minutes of the Directors: (i) the size of the advisory fee in relation to the size, composition and profitability of the portfolio of the REIT; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the corporation; (iii) the rates charged to other corporations and to investors other than corporations by Advisors performing similar services; (iv) additional revenues realized by the Advisor and any Affiliate through their relationship with the corporation including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the corporation or by others with whom the corporation does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the corporation, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; (vii) the quality of the portfolio of the corporation in relationship to the investments generated by the Advisor for its own account. The Independent Directors shall have a fiduciary responsibility to limit the "Total Operating Expenses" to amounts that do not exceed for the 12 months ending with the end of each fiscal quarter of the corporation) the greater of
(a) two percent (2%) of the corporation's "Average Invested Assets" or (b) 25% of the corporation's Net Income (the "Limitations"), unless the Independent Directors shall have made a finding that, based on such unusual or non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Such determination and the reasons therefor shall be reflected in the minutes of the meeting of the Directors and shall also be disclosed in writing to Shareholders, together with an explanation of all factors considered in the determination, within 60 days after the end of any fiscal quarter for which Total Operating Expenses (for the 12 months then ended) exceeded the Limitation. In the event the Independent Directors do not determine that such excess expenses are justified, the Advisor shall reimburse the corporation at the end of the twelve (12) month period, the amount by which Total Operating Expenses exceeded the Limitation.

     The total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to 6% of the funds advanced. Notwithstanding the above, a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the corporation. Organization and Offering Expenses paid in connection with the Company's formation or the distribution of its Shares must be reasonable and may in no event exceed an amount equal to 15% of the proceeds raised in an offering.

     3.23 Removal of Directors - A Director may be removed by the vote or written consent of the holders of a majority of the outstanding Shares. A special meeting of the Shareholders may be called for the purpose of removing a Director pursuant to the provision of Section 2 of these Bylaws.

                               ARTICLE 4. OFFICERS

     4.1 Number - The Officers of the corporation may include a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other Officers as may from time to time be chosen by the Board of Directors. Any number of offices may be held by one Person.

     4.2 Election, Term of Office and Qualifications - At any regular meeting of the Board of Directors, the Board may elect a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other Officers and assistant Officers as may be deemed advisable. Such Officers shall hold office until their successors are elected and qualify; provided, however, that any Officer may be removed with or without cause by the affirmative vote of a majority of the whole Board of Directors.

     4.3 The Chief Executive Officer - The Chief Executive Officer, who may also be referred to as the President, shall: (a) have general active management of the business of the corporation; (b) when present, preside at all meetings of the Board and of the Shareholders: (c) see that all orders and resolutions of the Board are carried into effect; (d) sign and deliver in the name of the corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the corporation, except in cases in which the authority to sign and deliver is required by law to be exercised by another Person or as expressly delegated by the articles or Bylaws or by the Board to some other Officer or agent of the corporation; (e) maintain records of and, whenever necessary, certify all proceedings of the Board and the Shareholders; and (f) perform other duties prescribed by the Board. The Chief Executive Officer may also be referred to as the President.

     4.4 Assistant Executive Officers - Each assistant executive Officer shall have such powers and shall, perform such duties as may be prescribed by the Board of Directors. In the event of absence or disability of the Chief Executive Officer. An assistant executive Officer shall succeed to his powers and duties in the order in which they are elected or as otherwise prescribed by the Board of Directors. The Assistant Executive Officers may also be referred to as Vice Presidents.

     4.5 Secretary - The Secretary shall be secretary of and shall attend all meetings of the Shareholders and Board of Directors. The Secretary shall act as clerk thereof and shall record all the proceedings of such meetings in the minute book of the corporation. The Secretary shall give proper notice of


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

meetings of Shareholders and Directors. The Secretary shall keep the seal of the corporation, if any, and shall affix the same to any instrument requiring it and shall attest the seal by his signature. The Secretary shall, with the Chief Executive Officer or Chief Financial Officer, acknowledge all certificates for Shares of the corporation and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

     4.6 Chief Financial Officer - The Chief Financial Officer, who may also be referred to as the Treasurer, shall: (a) keep accurate financial records for the corporation; (b) deposit all money, drafts, and checks in the name of and to the credit of the corporation in the banks and depositories designated by the Board;
(c) endorse for deposit all notes, checks, and drafts received by the corporation as ordered by the Board, making proper vouchers therefor; (d) disburse corporate funds and issue checks and drafts in the name of the corporation as ordered by the Board; (e) render to the Chief Executive Officer and the Board, whenever requested, an account of all transactions by the Chief Financial Officer and of the financial condition of the corporation; and (f) perform other duties prescribed by the Board or by the Chief Executive Officer. The Chief Financial Officer may also be referred to as the Treasurer.

     4.7 Assistant Officers - In the event of absence or disability of any assistant executive Officer, Secretary, or Chief Financial Officer, such assistants to such Officers shall succeed to the powers and duties of the absent Officer in the order in which they are elected or as otherwise prescribed by the Board of Directors until such principal Officer shall resume his duties or the Board of Directors elects his replacement. Such assistant Officers shall exercise such other powers and duties as may be delegated to them from time to time by the Board of Directors, but they shall be subordinate to the principal Officer they are designated to assist.

     4.8 Officers Shall Not Lend Corporate Credit - Except for the proper use of the corporation, no Officer of this corporation shall sign or endorse in the name or on behalf of this corporation, or in his official capacity, any obligations for the accommodation of any other party or parties, nor shall any check, note, bond, stock certificate or other security or thing of value belonging to this company be signed by any Officer or Director as collateral for any obligation other than valid obligations of this corporation.

     4.9 Other Officers and Agents - The Board of Directors may appoint such other Officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     4.10 Compensation - The salaries of all Officers and agents of the corporation shall be fixed by the Board of Directors.

     4.11 Removal; Resignation - The Officers of the corporation shall serve at the pleasure of the Board of Directors, and until their successors are chosen and qualified. Any Officer or agent may be removed by the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the Person so removed. Any Officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified herein, and if a time is not specified, at the time of its receipt by the Chief Executive Officer or the Secretary. The acceptance of a resignation shall not be necessary to make it effective. If the office of any Officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

                           ARTICLE 5. INDEMNIFICATION

     5.1 Authority of the Board of Directors - The corporation acting through its Board of Directors, including a majority of its Independent Directors, or as otherwise provided by this bylaw, shall and hereby does exercise as fully as may be permitted from time to time by the statutes and decisional law of the State of Minnesota or by any other applicable rules or principles and law its power to indemnify any Director, Officer, Employee or Agent of the corporation and any Person who is or was serving at the request of the corporation as a Director, Officer, Employee, or Agent of another corporation, partnership, joint venture, trust or other enterprise, and who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, wherever brought, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a Director, Officer, employee, or agent of the corporation, or is or was serving at the request of the corporation, as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. Notwithstanding anything to the contrary above, the corporation shall not provide for indemnification of the Directors, Sponsors, Advisors or Affiliates for any liability or loss suffered by the Directors, Sponsors, Advisors or Affiliates, nor shall it provide that the Directors, Advisors or Affiliates be held harmless for any loss or liability suffered by the corporation, unless all of the following conditions are met: (i) the Directors, Sponsors, Advisors or Affiliates have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the corporation; (ii) the Directors, Sponsors, Advisors or Affiliates were acting on behalf of or performing services for the corporation; (iii) such liability or loss was not the result of: (a) negligence or misconduct by the Directors, excluding the Independent Directors, Advisors or Affiliates; or (b) gross negligence or willful misconduct by the Independent Directors; (iv) such indemnification or agreement to hold harmless is recoverable only out of corporation's net assets and not from Shareholders.

     5.2 Standard for Indemnification - Any Person described in Section 5.1 shall be indemnified by the corporation to the full extent permitted under the laws of the State of Minnesota and other applicable law; provided, however, that, notwithstanding anything to the contrary above, the Directors, Sponsors, Advisors or Affiliates and any Persons acting as a broker-dealer shall not be indemnified by the corporation for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the corporation were offered or sold as to indemnification for violations of securities laws.

     5.3 Determination - Any indemnification under Section 5.1, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Director, Officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 5.2. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of Directors who are not parties to such action, suit, or proceeding.

     5.4 Advance Payment - The advancement of corporation funds to the Directors (including Independent Directors) Officers, Sponsors, Employees, Agents or Advisors or Affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the corporation; (ii) the legal action is initiated by a third party who is not a Shareholder or the legal action is initiated by a Shareholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; (iii) the Directors, Officers, Sponsors, Employees, Agents, Advisors or Affiliates undertake to repay the advanced funds to the corporation, together with the applicable legal rate of interest thereon, in cases in which such Directors (including Independent Directors), Sponsors, Employees, Agents, Advisors or Affiliates are found not to be entitled to indemnification.

     5.5 Continuance of Indemnification - The indemnification provided by this bylaw shall continue as to a Person who has ceased to be a Director, Officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a Person.

     5.6 Insurance - The corporation may purchase and maintain insurance on behalf of any Person who is or was a Director, Officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, provided, that no indemnification

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

shall be made under any policy of insurance for any act which could not be indemnified by the corporation under this bylaw.

     5.7 Roll-Up Transactions - In connection with a proposed Roll-Up, the Board of Directors shall obtain an appraisal of all assets of the corporation from a competent, Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provision under state laws for any material misrepresentations or material omissions in the appraisal. The corporation's assets shall be appraised on a consistent basis. The appraisal shall be based on an evaluation of all relevant information, and shall indicate the value of the corporation's assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction. The appraisal shall assume an orderly liquidation of the corporation's assets over a 12 month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the corporation and its Shareholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the appraiser in connection with a proposed Roll-Up.

     In connection with a proposed Roll-Up, the Person sponsoring the Roll-Up shall offer to Shareholders who vote "no" on the proposal the choice of: (i) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or (ii) one of the following: (a) remaining as Shareholders of the corporation and preserving their interest therein on the same terms and conditions as existed previously; or (b) receiving cash in an amount equal to the Shareholders' pro-rata share of the appraised value of the net assets of the corporation.

     The corporation shall not participate in any proposed Roll-Up which would result in Shareholders having voting in the Roll-Up entity that are less than those presently provided to the corporation's Shareholders.

     The corporation shall not participate in any proposed Roll-Up which (i) would result in the Shareholders having rights to meeting less frequently or which are more restrictive to Shareholders than those provided herein; (ii) would result in the Shareholders having voting rights that are less than those provided herein; (iii) would result in the Shareholders having greater liability than as provided herein; (iv) would result in the Shareholders having rights to receive reports that are less than those provided herein; (v) would result in the Shareholders having access to records that are more limited than those provided herein; (vi) includes provisions which would operate to materially impede or frustrate the accumulation of Shares by any purchaser of the securities of the Roll-Up entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up entity); (vii) would limit the ability of a Shareholder to exercise the voting rights of its securities of the Roll-Up entity on the basis of the number of Shares held by that Shareholder; (viii) would result in investor's rights of access to the records of the Roll-Up entity being less than those provided herein; (ix) would result in any of the costs of the transaction being borne by the Company if the Roll-Up is not approved by the Shareholders.

                      ARTICLE 6. SHARES AND THEIR TRANSFER

     6.1 Certificates of Stock - Shares of stock may be either certified or uncertified; however, every owner of stock of the corporation shall be entitled to a certificate, to be in such form as the Board of Directors prescribes, certifying the number of Shares of stock of the corporation owned by him. The certificates for such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the corporation by the Chief Executive Officer, and by the Secretary or any other proper Officer of the corporation authorized by the Board of Directors. A record shall be kept of the name of the Person, firm or corporation owning the stock represented by each such certificate, the number of Shares represented by each such certificate, and the respective issue date thereof, and in the case of cancellation, the respective dates of cancellation. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled and no other certificate or certificates shall be issued in exchange for any existing certificates until such existing certificate shall have been so cancelled except in cases provided for in Section 6.5 of this Article 6.

     6.2 Facsimile Signature - Where any certificate is manually signed by a transfer agent, a transfer clerk or by a registrar appointed by the Board of Directors to perform such duties, a facsimile or engraved signature of the President and Secretary or other proper Officer of the corporation authorized by the Board of Directors may be inscribed on the certificate in lieu of the actual signature of such Officer. The fact that a certificate bears the facsimile signature of an Officer who has ceased to hold office shall not affect the validity of such certificate if otherwise validly issued.

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

     6.3 Establishment and Issuance of Shares - Subject to the provisions of the Articles of Incorporation and as provided by law, the Board of Directors is authorized to designate and cause to be issued, classes and series of Shares of the corporation, with designated voting rights, preferences, and other characteristics, at such times and for such consideration as the Board of Directors may determine.

     6.4 Transfer of Shares - Transfer of Shares on the books of the corporation may be authorized only by the Shareholder named in the certificate, or by the Shareholder's legal representative, or duly authorized attorney-in-fact, and upon surrender for cancellation of the certificate or certificates for such Shares. The Shareholder in whose name Shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation; provided, that when any transfer of Shares shall be made as collateral security, and not absolutely, such facts, if known to the Secretary of the corporation, or to the transfer agent, shall be so expressed in the entry of transfer. Transfer of Shares shall be subject further to the restrictions contained in the Articles of Incorporation of the corporation.

     6.5 Lost Certificates - Any Shareholder claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require, and shall, if the Directors so require, give the corporation a bond of indemnity in form, and with one or more sureties, satisfactory to the Board, in an amount determined by the Board of Directors not exceeding double the value of the stock represented by such certificate to indemnify the corporation, against any claim that may be made of such certificate; whereupon a new certificate may be issued in the same tenor and for the same number of Shares as the one alleged to have been stolen or lost.

     6.6 Treasury Stock - Treasury stock shall be held by the corporation subject to disposal by the Board of Directors, in accordance with the Articles of Incorporation and these Bylaws, and shall not have voting rights nor participate in dividends.

     6.7 Transfer Agent and Registrar - The Board of Directors may appoint one or more transfer agents or transfer clerks, and may require all certificates for Shares to bear the signature or signatures of any of them.

     6.8 Transfer of Stock; Excess Shares - No transfer of Shares of stock of the corporation shall be made if (i) void ab initio pursuant to Article 9 of the corporation's Articles of Incorporation, or (ii) the Board of Directors, pursuant to such Article 9, shall have refused to transfer such Shares. The Board of Directors of the corporation may:

     (a) redeem the outstanding Shares of stock of the corporation or restrict the transfer of such Shares to the extent necessary to prevent the concentration of ownership of more than 50% of the outstanding Shares of the corporation in the hands of five or fewer individuals or entities and to ensure that the corporation always has at least 100 Shareholders;

     (b) refuse to effect a transfer of Shares of stock of the corporation to any Person who as a result would beneficially own Shares in excess of 9.8% of the outstanding Shares of the corporation ("Excess Shares"); and

     (c) redeem Excess Shares held by any Shareholder of the corporation.

     Permitted transfers of Shares of stock of the corporation shall be made on the stock records of the corporation only upon the instruction of the registered holder thereof, or by his attorney thereunder authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and upon surrender of the certificate or certificates, if issued for such Shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for Shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer as to any transfers not prohibited by the corporation's Articles of Incorporation, these Bylaws, or by action of the Board of Directors thereunder, it shall be the duty of the corporation to issue a new certificate to the Person entitled thereto, cancel the old certificate and record the transaction upon its books.

     6.9 Registered Shareholders - The corporation shall be entitled to recognize the exclusive right of a Person registered on its books as the owner of Shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such Share or Shares on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     6.10 Stock Ledger - The corporation shall maintain at its office in the Minneapolis metropolitan area and State of Minnesota an original stock ledger containing the names and addresses of all Shareholders and the number of Shares of each class held by each Shareholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

                    ARTICLE 7. DIVIDENDS, DISTRIBUTIONS, ETC.

     7.1 Dividends - Subject to the Articles of Incorporation, these Bylaws, and the applicable laws, the Board of Directors may declare a distribution in the form of a dividend whenever, and in such amounts as, in its opinion, the condition and the affairs of the corporation shall render it advisable provided that the corporation shall comply with all requirements necessary for it to maintain its status as a qualified real estate investment trust pursuant to the Internal Revenue Code as amended from time to time. In addition, subject to the corporation's Articles of Incorporation and any requirements of applicable law, quarterly dividends of substantially all of the corporation's available cash flow from operation of its properties, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, or in its own Shares (provided such Shares are readily marketable securities), subject to the provisions of law and the corporation's Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sums as the Directors from time to time, in their absolute discretion, determine proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall deem conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

     7.2 Other Distributions, Reserves, Repurchase of Shares - Subject to the provisions of the Articles of Incorporation and of these Bylaws, the Board of Directors in its discretion may purchase or acquire any of the Shares of the capital stock of this corporation in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness, or from time to time may set aside from its net assets or net profits such sum or sums as it, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for the purpose of maintaining or increasing the property or business of the corporation or for any other purpose it may think conducive to the best interests of the corporation subject to the requirements necessary for the corporation to maintain its status as a qualified real estate investment trust pursuant to the Internal Revenue Code as amended from time to time; provided, however, that repurchases of Shares must not impair the capital or operations of the corporation and the Sponsor, Advisor, Directors and Affiliates may not receive a fee on the repurchase of the Shares by the corporation.

     7.3 Dividend Reinvestment Plan - The Board of Directors, including a majority of the Independent Directors, may adopt a dividend reinvestment plan designated to enable Shareholders to have cash distributions automatically invested in additional Shares of common stock of the Company. Any such plan shall require the distribution to each Shareholder, at least annually, information regarding the effect, including the tax consequences thereof, of reinvesting such distributions. The plan shall also provide a reasonable opportunity of withdrawal at least annually following receipt of the information required therewith.

           ARTICLE 8. FINANCIAL, PROPERTY MANAGEMENT AND ANNUAL REPORT

     8.1 Fiscal Year - Since the corporation intends to qualify as a real estate investment trust within the meaning of the Internal Revenue Code, the fiscal year end of the corporation shall be December 31.

     8.2 Audit of Books and Accounts - The books and accounts of the corporation shall be audited at such times as may be ordered by the Board of Directors.

     8.3 Contracts - The Chief Executive Officer shall have full power and authority to do any and all things necessary on behalf of the corporation. In addition, the Board of Directors may authorize any Officer or Officers, agent or


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

agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     8.4 Checks - All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation shall be signed by the treasurer or such other Officer or Officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     8.5 Deposits - All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select, including investments in stocks, bonds, money market accounts, government securities or other accounts or investments as the Board of Directors deems appropriate in light of the corporation's investment objectives and its intent to qualify as a real estate investment trust.

     8.6 Voting Securities Held by Corporation - The Chief Executive Officer or other agent designated by the Board of Directors, shall have full power and authority on behalf of the corporation to attend, act and vote at any meeting of security holders of other corporations in which this corporation may hold securities. At such meeting the Chief Executive Officer, or such other agent, shall possess and exercise any and all rights and powers incident to the ownership of such securities which the corporation might possess and exercise.

     8.7 Accrual Method of Accounting - The financial books and records of the corporation shall be based upon the accrual method of accounting.

     8.8 Annual Report - The President or a Vice President or the Treasurer shall prepare or cause to be prepared annually a full and correct report of the affairs of the corporation, including a balance sheet and a financial statement of operations for the preceding fiscal year, which shall be certified by independent certified public accountants and distributed to Shareholders within one hundred twenty (120) days after the close of the corporation's fiscal year and a reasonable period of time (not less than 30 days) prior to the annual meeting and shall be filed within twenty (20) days thereafter at the principal office of the corporation in the State of Minnesota. The annual report shall also include full disclosure of all material terms, factors and circumstances surrounding any transactions between the corporation and the Advisor, any Sponsor, any Director, or any Affiliates of the Advisor or such Sponsor or Director. The Independent Directors shall comment on the fairness of such transactions in the annual report. The corporation shall also publish in the annual report (i) the ratio of the cost of raising capital during the year to the capital raised, (ii) the aggregate amount of advisory fees and other fees paid to the Advisor and all Affiliates of the Advisor by the corporation, including fees or charges paid to such Advisor and all Affiliates of the Advisor by third parties doing business with the corporation; and (iii) the total operating expenses of the corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income. The annual report shall also include a report from the Independent Directors stating that the policies being followed by the corporation are in the best interests of its Shareholders and the reasons for such a determination. The Directors, including the Independent Directors, shall take reasonable steps to insure that the above requirements are met.

     8.9 Quarterly Report - The President or a Vice President or the Treasurer shall also prepare or cause to be prepared quarterly for each of the first three quarters of each fiscal year, a full and correct report of the affairs of the corporation, including a balance sheet and financial statement of operations for the preceding fiscal quarter, which shall not be certified by independent public accountants and shall be distributed to Shareholders within forty-five (45) days after the close of the corporation's preceding fiscal quarter.

                           ARTICLE 9. WAIVER OF NOTICE

     9.1 Requirement of Waiver in Writing - Whenever any notice whatever is required to be given by these Bylaws or the Articles of Incorporation of the corporation or any of the corporate laws of the State of Minnesota, a waiver thereof in writing, signed by the Person or Persons is entitled to said notice, either before, at, or after the time stated therein, shall be deemed equivalent thereto.

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

                         ARTICLE 10. AMENDMENT OF BYLAWS

     10.1 Action by Shareholders - The Shareholders of the corporation are expressly authorized to make Bylaws of the corporation and from time to time to alter or repeal Bylaws so made. In so acting, the Shareholders may do so only upon vote of a majority of the holders of outstanding capital stock at any annual meeting or at any special meeting called for that purpose.

                             ARTICLE 11. NAME CHANGE

     11.1  Requirement  to  Change  Name.  - Upon  termination  of the  Advisory
Agreement between the corporation and Church Loan Advisors, Inc., a Minnesota corporation ("Advisor"), by either party, the Board of Directors of this corporation shall, upon the request of the Advisor, cause the name of this corporation to be changed to or to remain a name (i) that does not contain the word "American" or "America" or the name of the Advisor or any approximation or abbreviation thereof; and (ii) that is sufficiently dissimilar to the word "American" or "America" or the name of the Advisor as to be unlikely to cause confusion or identification with either the Advisor or any Person or entity using the word "American" or "America" in its name; provided, however, that the word "church" may be used by the corporation at its discretion and without restriction.

                             ARTICLE 12. DISSOLUTION

     12.1 Action by Shareholders. Dissolution of the corporation shall be commenced upon the approval of a majority of the holders of outstanding capital stock at a meeting of Shareholders held for the purpose of considering dissolution following notice of the meeting pursuant to the provisions of
Section 2 of these Bylaws.

                           ARTICLE 13. MINIMUM CAPITAL

     13.1 Minimum Capital. There shall be an Initial Investment to capital of the corporation of $200,000.00 by the initial Shareholders. Shares issued following this contribution to capital shall not be subject to sale for a period of one (1) year following completion of the initial public offering of stock in the corporation (or such longer period as may be required by NASAA REIT POLICY or by written agreement with any state or federal regulatory authority) and may be sold only in the market on which the corporation's Shares are normally traded. Notwithstanding anything to the contrary above, the Initial Investment may be transferred at anytime to an Affiliate of the Sponsor.

                            ARTICLE 14. CHOICE OF LAW

     14.1 This Agreement and the Certificates These Bylaws shall be construed in accordance with the laws of the State of Minnesota and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Article 14.




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